Exhibit 2.2

ROSS MILLER

Secretary Of State

201 North Carson Street, Ste 1

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number 20080257587-73-10
Filing Date and Time 04/14/2008 11:26 AM
Entity Number E0579092006-7

Carson City, Nevada 89701-4299

(775) 684 5708

Website: www.secretaryofstate.biz

Articles of Exchange

(PURSUANT TO NRS 92A.200)

USE BLACK INK -- ONLY DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)

(excluding 92A.200(4b))

1)

Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ( and attach an 81/2” x 11” blank sheet listing the required information from article one.

Shenyang Taiyu Machinery & Electronic Equipment Co., Ltd.

Name of acquired entity

Peoples Republics of China	Limited company

Jurisdiction	Entity type*

and,

SmartHeat Inc.

Name of acquiring entity

Nevada	corporation

Jurisdiction	Entity type*

2)	The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200)

*Corporation non-profit corporation limited partnership, limited-liability limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(715) 684 5708

Website: secretaryofstate.biz

Articles of Exchange

(PURSUANT TO NRS 92A 200)

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE ONLY

3)

Owner’s approval (NRS 92A.200) (options a b, or c must be used for each entity) (if there are more than two constituent entities, check box ☐ and attach an 8 ½” x 11” blank sheet listing the entities continued from article three):

(a) Owner’s approval was not required from

Name of acquired entity, if applicable

and, or:

Name of acquiring entity, if applicable

(b) The plan was approved by the required consent of the owners of *

Shenyang Taiyu Machinery & Electronic Equipment Co., Ltd.

Name of acquired entity, if applicable

and, or;

SmartHeat Inc

Name of acquiring entity, if applicable

*Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange.

This form must be accompanied by appropriate fees

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(715) 684 5708

Website: secretaryofstate.biz

Articles of Exchange

(PURSUANT TO NRS 92A 200)

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE ONLY

(c)	Approval of plan of exchange for Nevada non-profit corporation (NRS 92A 160):

The plan of exchange has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of exchange is required by the articles of incorporation of the domestic corporation.

Name of acquired entity, if applicable

and, or;

Name of acquiring entity, if applicable

4) Location of Plan of Exchange (check a or b):

☐	(a) The entire plan of exchange is attached;

or,

( (b) The entire plan of exchange is on file at the registered office of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200)

This form must be accompanied by appropriate fees

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(715) 684 5708

Website: secretaryofstate.biz

Articles of Exchange

(PURSUANT TO NRS 92A 200)

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE ONLY

5) Effective date (optional)*:

6)

Signature – Must be signed by: An officer of each Nevada Corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A 230 ** (if there are more than two constituent entities, check box ☐ and attach an 8 ½ x 11” blank sheet listing the entities continued from article eight):

Shenyang Taiyu Machinery & Electronic Equipment Co. Ltd.

Name of acquired entity

Û		4-14-08
Signature	Title	Date

SmartHeat Inc.

Name of acquiring entity

Û	President	4-14-08
Signature	Title	Date

*An exchange takes effect upon filing the articles of exchange or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A 240).

**The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230) Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(715) 684 5708

Website: secretaryofstate.biz

Articles of Exchange

(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE ONLY

5) Effective date (optional):

6)

Signatures – Must be signed by: An officer of each Nevada Corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A 230)** (if there are more than two constituent entitles, check box ☐ and attach an 8 ½ x 11” blank sheet listing the entities continued from article eight):

Shenyang Taiyu Machinery & Electronic Equipment Co. Ltd.

Name of acquired entity

Û		4-14-08
Signature	Title	Date

SmartHeat Inc.

Name of acquiring entity

Û	CEO	4-14-08
Signature	Title	Date

Û	CEO	4-14-08
Signature	Title	Date

*An exchange takes effect upon filing the articles of exchange or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A 240).

**The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230) Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees

STATE OF NEVADA

ROSS MILLER	SCOTT W. ANDERSON
Secretary of State	Deputy Secretary
for commercial Recordings

OFFICE OF THE

SECRETARY OF STATE

Certified Copy

April 14, 2008

Job Number:	C20080414-2202

Reference Number:

Expedite:

Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State’s Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20080256587-73	Articles of Exchange	6 Pages/1 Copies

Respectfully

ROSS MILLER

Secretary of State

BY

Certification Clerk

Commercial Recording Division

202 N. Carson Street

Carson City. Nevada 89701-4069

Telephone (775) 684-5708

Fax (775) 684-7138

ROSS MILLER

Secretary of State

204 North Carson street, Ste 1

Carson City, Nevada 89701-4299

(715) 684 5708

Website: secretaryofstate.biz

Articles of Exchange

(PURSUANT TO NRS 92A 200)

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE ONLY

5) Effective date (optional):

6)

Signature – Must be signed by: An officer of each Nevada Corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A 230 XXXX (if there are more than two constituent entitles, check box ☐ and attach an 8 ½ x 11” blank sheet listing the entities continued from article eight):

XXXX Taiyu Machinery & Electronic Equipment Co. Ltd.

Name of acquired entity

Û		4-14-08
Signature	Title	Date

SmartHead Inc.

Name of acquiring entity

Û	CEO	4-14-08
Signature	Title	Date

*An exchange takes effect upon filing the articles of exchange or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filled (NRS 92A 240).

**The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A 230) Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees

STATE OF NEVADA

ROSS MILLER	SCOTT W. ANDERSON
Secretary of State	Deputy Secretary
for commercial Recordings

OFFICE OF THE

SECRETARY OF STATE

Certified Copy

April 15, 2008

Job Number:	C20080414-2202

Reference Number:

Expedite:

Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State’s Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20080256587-73	Articles of Exchange	6 Pages/1 Copies

Respectfully

ROSS MILLER

Secretary of State

BY

Certification Clerk

Commercial Recording Division

202 N- Carson Street

Carson City. Nevada 89701-4069

Telephone (775) 684-5708

Fax (775) 684-7138